Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

Note 9 - Income Taxes

Deferred income tax assets have been reduced by a valuation allowance as it is more likely than not that they will not be realized because it cannot demonstrate that it is more likely than not that it will realize the benefit of that asset. In addition, future utilization of the available net operating loss carryforward may be limited under Internal Revenue Code Section 382 as a result of changes in ownership. In November 2016, the Company experienced an ownership change as a result of an issuance of its common stock. Utilization of the Company’s net operating loss may be subject to substantial limitation.

There are no significant matters determined to be unrecognized tax benefits taken or expected to be taken in a tax return, in accordance with ASC 740 “Income Taxes” (“ASC 740”), which clarifies the accounting for uncertainty in income taxes recognized in the financial statements, that have been recorded on the Company’s financial statements for the years ended December 31, 2017 and 2016. The Company does not anticipate a material change to unrecognized tax benefits in the next twelve months.

It is the Company’s practice to recognize penalties and/or interest related to income tax matters in the interest and penalties expense. There are no interest and penalties recognized in the statements of operations or accrued on the balance sheets.

The Company files tax returns in the United States, in various states including California, Colorado and Minnesota. The Company’s United States federal income tax filings for tax years 2043 through 2017 remain open to examination. In general, the Company’s various state tax filings remain open for tax years 2013 to 2017.

As of December 31, 2017 and 2016, the Company had federal net operating loss carry forwards of approximately $4.8 million and $197,000, respectively, for income tax purposes that expire starting in 2037.

	December 31,
	2017	2016
Net operating loss	$(9,232,187)	$(2,862,249)

Summary of deferred tax assets and liabilities are as follows:

	December 31,
	2017	2016
Deferred tax asset
Accrued expenses and other	$21,898	$-
Depreciation	1,323,599	-
Stock based compensation	22,320	-
Loss carryforwards	2,675,488	79,953
Total deferred tax assets	4,043,305	79,953
Valuation allowance	(2,817,186)	-
Net deferred tax asset	$1,226,119	$79,953

Deferred tax liability
Debt discount	$(1,226,119)	$-
Depreciation	$-	$(151,247)
Total deferred tax liability	$-	$(71,294)

Components reflected in the consolidated statements of operations are as follows:

	For the Years Ended
	December 31,
	2017	2016
Current
Federal	$-	$-
State and local	-	-
	-	-
Deferred
Federal	(2,449,137)	59,852
State and local	(439,343)	11,442
Valuation allowance	2,817,186	-
	(71,294)	71,294
Total income tax provision	$(71,294)	$71,294

The following is a reconciliation of the statutory federal income tax rate applied to pre-tax accounting net loss compared to the income taxes in the consolidated statements of operations:

	For the Years Ended
	December 31,
	2017	2016
Income tax benefit at the statutory rate	(3,138,943)	$(974,581)
Change resulting from
State and local income taxes, net of federal income tax	(333,592)	(186,317)
Deferred tax liabilities	-	193,375
Pre-acquisition loss	-	1,025,765
Change in tax rate	576,444	-
Change in valuation	2,817,186	-
Non-deductible and other	7,611	13,052
	$(71,294)	$71,294